SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Highland Floating Rate Opportunities Fund

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HIGHLAND FLOATING RATE OPPORTUNITIES FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

May 8, 2019

Dear Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of Highland Floating Rate Opportunities Fund (the “Fund”) to be held at 200 Crescent Court, Crescent Club, Dallas, Texas 75201, on Friday, June 14, 2019, at 8:30 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the Proposals described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2019

The Annual Meeting of Shareholders of Highland Floating Rate Opportunities Fund, a Massachusetts business trust (the “Fund”), will be held at 200 Crescent Court, Crescent Club, Dallas, Texas 75201, on Friday, June 14, 2019, at 8:30 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.

To elect each of Ethan Powell and Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2022 Annual Meeting or until his successor is duly elected and qualifies (“Proposal 1”); and

2.	To approve a change to the Fund’s fundamental policy regarding concentration such that the Fund will invest at least 25% of the value of its total assets in the real estate industry (“Proposal 2”);

3.

To approve one or more adjournments to the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of Proposal 1 and/or Proposal 2 (“Proposal 3” and, together with Proposal 1 and Proposal 2, each a “Proposal” and together, the “Proposals”); and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

The Board of Trustees recommends a vote FOR each Proposal. The Proposals are separate and independent; the outcome of voting by Shareholders of the Fund on one Proposal does not affect the outcome for the other Proposal. The close of business on April 15, 2019 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof. Please call (800) 357-9167 for directions on how to attend the Annual Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 14, 2019: Copies of these proxy materials, including the Fund’s annual shareholder report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at www.proxyonline.com/docs/highlandfrof2019.pdf. Copies of the proxy materials are available upon request, without charge, by writing to AST Fund Solutions, LLC at AST Fund Solutions, ATTN: Highland 13448 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660, by calling (800) 713-9968, or by sending an e-mail to corporateservices@astfundsolutions.com, using subject line: Highland 13448 Fulfillment.

Shareholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Lauren Thedford
Lauren Thedford Secretary

May 8, 2019

Dallas, Texas

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Floating Rate Opportunities Fund, a Massachusetts business trust (the “Fund” or “HFRO”), for use at the Fund’s Annual Meeting of Shareholders to be held at 200 Crescent Court, Crescent Club, Dallas, Texas 75201, on Friday, June 14, 2019, at 8:30 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated May 8, 2019. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Highland Capital Management Fund Advisors L.P., a Delaware limited partnership (“HCMFA” or the “Adviser”), with its principal office at 300 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser and the administrator to the Fund. The Fund’s principal executive office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about May 8, 2019. The Board of Trustees (the “Board”) has fixed the close of business on April 15, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 71,893,681 shares of the Fund’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and the Fund had not issued any preferred shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted (i) “FOR” the election as a Trustee of the nominees listed in Proposal 1, (ii) “FOR” the approval of a change to the Fund’s fundamental policy regarding concentration listed in Proposal 2, (iii) “FOR” the approval of one or more adjournments to the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of Proposal 1 and/or Proposal 2, and (iv) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board does not know of any matters to be considered at the Annual Meeting other than the election of the Trustees and the proposal to change the Fund’s fundamental policy regarding concentration referred to in this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains, or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have no effect on the outcome of the vote on the Proposals.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the Notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at www.proxyonline.com/docs/ highlandfrof2019.pdf. The Fund has engaged AST Fund Solutions, LLC, at AST Fund Solutions, ATTN: Highland 13448 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an approximate cost of $160,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEES

The Fund’s Board is currently composed of five Trustees, four of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Independent Trustees of the Board are Bryan A. Ward, Ethan Powell, John Honis and Dr. Bob Froehlich. Dustin Norris is deemed to be an “interested person” of the Fund under the 1940 Act because of his affiliation with NexPoint Advisors, L.P., an affiliate of the investment adviser, and his prior affiliation with HCMFA, the investment adviser for the Fund. At the Annual Meeting, the holders of the Fund’s Common Shares are being asked to re-elect Ethan Powell and Bryan A. Ward as Class I Trustees of the Fund, each to serve for a three-year term until the 2022 annual meeting of shareholders or until his respective successor is duly elected and qualifies. Each of Messrs. Powell and Ward is currently serving as a Class I Trustee of the Fund and has agreed to continue to serve as a Class I Trustee, if re-elected. If Messrs. Powell and Ward are not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance and Compliance Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Each of Messrs. Honis and Norris are currently serving as a Class III Trustee and each was last elected to serve a three year term at the Fund’s annual meeting of shareholders held on June 22, 2018. Ethan Powell and Bryan A. Ward are currently serving as Class I Trustees. Dr. Bob Froehlich is currently serving as a Class II Trustee. Dr. Froehlich was elected to serve until the 2020 annual meeting of shareholders at the Fund’s annual meeting of shareholders. Messrs. Powell and Ward will continue to serve as Class I Trustees if re-elected at the Annual Meeting. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings.

Vote Required for Election of Trustees

For a Class I Trustee of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have no effect on the outcome of the vote on the Proposal.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS TRUSTEES.

Qualifications and Additional Information about each Nominee for Trustee and the Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual nominee for Trustee or the individuals serving as continuing Trustees of the Fund should be nominated or so serve, as well as each nominee’s and each Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Fund’s Governance and Compliance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of each Trustee nominee and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee or serve as a Trustee of the Fund. Each Trustee nominee’s and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

The “Highland Funds Complex,” as referred to herein consists of: the Fund, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO, and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Independent Trustees

Dr. Bob Froehlich (4/28/1953) Trustee since March 2016; 3 year term (expiring at 2020 annual meeting) for the Trust. 24 funds

Retired.

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 to March 2018).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

California Coast University – PhD; Central Michigan University – Master of Arts; University of Dayton – Master of Public Administration; University of Dayton – Bachelor of Arts.

John Honis[2] (6/16/1958) Trustee since July 2013; 3 year term (expiring at 2021 annual meeting) for the Trust. 24 funds

President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.

Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Ethan Powell[3] (6/20/1975) Trustee since December 2013; Chairman of the Board since December 2013; 3 year term (expiring at 2019 annual meeting) for the Trust. 24 funds

Trustee of Impact Shares Funds I Trust

President and Founder of Impact Shares LLC

since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955) Trustee since May 2006 3 year term (expiring at 2019 annual meeting). 24 funds

Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.

Director of Equity Metrix, LLC

Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Interested Trustees

Dustin Norris[4] (1/6/1984) Trustee since February 2018; Executive Vice President since April 2019; Nominee for 3 year term expiring at 2021 annual meeting. 24 funds

Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.

None

Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

[1]

The Board of Trustees is divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election. On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of March 5, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $400,000 from another affiliate of the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

[3]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Trust’s code of ethics.

[4]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Information about the Fund’s Executive Officers

Set forth below are the names and certain information regarding the Fund’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Financial Officer and Principal Accounting Officer since October 2017; Principal Executive Officer since February 2018; Indefinite Term	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970) Assistant Treasurer since March 2017; Indefinite Term	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Lauren Thedford (1/7/1989) Secretary since April 2019; Indefinite Term	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

[1]	The address for each officer is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Name of Trustee	Dollar Range of Shares of the Fund[1]	Aggregate Dollar Range of Equity Securities[2] Owned in All Registered Investment Companies Overseen by Trustee in the Highland Funds Complex
Independent Trustees
Ethan Powell[3]	$10,001-$50,000	Over $100,000
John Honis[4]	None	None
Dr. Bob Froehlich	$10,001-$50,000	Over $100,000
Bryan A. Ward	None	Over $100,000

Interested Trustee
Dustin Norris[5]	$1-$10,000	Over $100,000

[1]	Based on market value as of February 28, 2019.
[2]	Based on market value as of February 28, 2019.
[3]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.
[4]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Fund.
[5]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Fund.

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Value of Securities[2]	Percentage of the Fund
Independent Trustees
Common Shares	Dr. Bob Froehlich	2,922	$39,681	0.0041%
Common Shares	Bryan A. Ward	None	None	None
Common Shares	John Honis	None	None	None
Common Shares	Ethan Powell[3]	1,570	$21,321	0.0022%

Interested Trustee
Common Shares	Dustin Norris[4]	503	$6,831	0.0007%

Executive Officers
Common Shares	Trey Parker[5]	6,709	$91,108	0.0093%
Common Shares	Frank Waterhouse	None	None	None
Common Shares	Clifford Stoops	None	None	None
Common Shares	Jason Post	302	$4,101	0.0004%

[1]	As of February 28, 2019. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.
[2]	Based on market value as of February 28, 2019.
[3]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.
[4]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Fund.
[5]	Mr. Parker served as an Executive Officer of the Fund until April, 11, 2019.

As of February 28, 2019, the Trustees and officers of the Fund as a group owned 0.02% of the Fund’s outstanding Common Shares.

As of February 28, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board currently consists of five Trustees, four of whom are not “interested persons,” as defined in the 1940 Act and are “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. The remaining Trustee, Mr. Norris, is currently treated as an “interested person” of the Fund (an “Interested Trustee”). Mr. Norris is treated as an Interested Trustee because of his position with the Adviser. Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year in person and by telephone to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. During the fiscal year ended June 30, 2018, the Board convened sixteen times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served during the periods that he served. The Fund encourages, but does not require, Trustees to attend the Annual Meeting.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with the Adviser and affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit and Qualified Legal Compliance Committee (the “Audit Committee”) also meets regularly with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has three Committees, the Audit and Qualified Legal Compliance Committee, the Governance and Compliance Committee, and the Distribution and Alternatives Oversight Committee, which are discussed in greater detail below. The Board has adopted charters for each of these committees.

The Audit and Qualified Legal Compliance Committee. The members of the Audit Committee are Dr. Froehlich and Messrs. Ward and Powell, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement and the adequacy of the Fund’s internal accounting controls and approving professional services provided by the Fund’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met six times during the fiscal year ended June 30, 2018. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

The Governance and Compliance Committee. The Fund’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and HCMFA in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Honis, Ward and Powell, each of whom is independent for purposes of the 1940 Act. Mr. Powell serves as the Chairman of the Governance and Compliance Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Governance and Compliance Committee was divided into the Governance Committee and the Compliance Committee, each of which met five times during the fiscal year ended June 30, 2018.

The Distribution and Alternatives Oversight Committee. The members of the Distribution and Alternatives Oversight Committee are Dr. Froehlich, Messrs. Honis, Norris, Ward, and Powell. The Distribution and Alternatives Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Fund, including Fund payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies. Dr. Froehlich serves as Chairman of the Distribution and Alternatives Oversight Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Distribution and Alternatives Oversight Committee was divided into the Distribution Oversight Committee and the Alternatives Oversight Committee, each of which met four times during the fiscal year ended June 30, 2018.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based upon relative net assets. The Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings; however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Highland Funds Complex to the Trustees for services rendered in the fiscal year ended June 30, 2018.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Highland Funds Complex
Independent Trustees
Timothy K. Hui[1]	$21,454	$0	$0	$150,000
Bryan A. Ward[2]	$21,454	$0	$0	$150,000
Dr. Bob Froehlich	$21,454	$0	$0	$150,000
John Honis[3]	$21,454	$0	$0	$150,000
Ethan Powell[2,4]	$21,454	$0	$0	$150,000

Interested Trustee
Dustin Norris[5]	N/A	N/A	N/A	N/A

[1]

Effective March 31, 2019, Mr. Hui resigned as an Independent Trustee of the Fund. Mr. Hui’s resignation was related to a reduction in the size of the Board to five members. There were no material conflicts, disagreements or other issues between Mr. Hui, the Board of Trustees or HCMFA.

[2]	Effective December 31, 2018, the Board approved an aggregate compensation increase of $10,000 payable to each of the Chairman of the Audit Committee and the Chairman of the Board.
[3]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Fund.
[4]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.
[5]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Fund.

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of February 28, 2019:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Morgan Stanley Smith Barney LLC P.O. Box 703 New York, NY 10014	14,214,663 shares	20.09%

Common Shares	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Attn: Mutual Fund Dept., 4th Floor Jersey City, NJ 07310	9,036,754 shares	12.77%

Common Shares	Wells Fargo Clearing Services LLC P.O. Box 5268 Sioux Falls, SD 57117	7,591,149 shares	10.73%

Common Shares	Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	5,023,801 shares	7.10%

Common Shares	LPL Financial P.O. Box 6750 Fort Mill, SC 29715-6750	4,188,562 shares	5.92%

*	Each owner owned shares as a nominee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. The Fund believes that during the past fiscal year, the Officers, Trustees and greater than 10% beneficial holders of the Fund complied with all applicable filing requirements.

PROPOSAL 2

APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL POLICY REGARDING CONCENTRATION

The Fund’s Board has approved and recommends that shareholders of the Fund approve a proposal to change the Fund’s fundamental policy regarding concentration. Currently, the Fund’s fundamental investment policy regarding concentration provides that the Fund may not invest 25% or more of the value of its total assets in any single industry or group of industries (the “Current Policy”). The Current Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. For purposes of Proposal 2, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the Annual Meeting if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less. Abstentions and broker non-votes, if any, on Proposal 2 will have the effect of a vote against this Proposal.

The Board approved a change in the fundamental policy regarding concentration for the Fund based upon the recommendation of the Fund’s Adviser that the Fund would be better able to pursue its investment objectives to provide a high level of current income, consistent with preservation of capital if it were to concentrate its investments in the real estate industry. The Adviser noted that due to the Fund’s current fundamental investment policy, the Fund is currently precluded from investing additional assets in the real estate industry and therefore cannot take advantage of certain investment opportunities the Adviser believes would be beneficial to the Fund.

The Board considered the expertise of the Adviser and NexPoint Advisors, L.P., an affiliated investment advisor, and the breadth of opportunities available in the real estate industry, noting HCMFA and its affiliates (“Highland”) have completed approximately $5.9 billion of commercial real estate transactions between 2013 to January 31, 2019. The Board also considered that Highland manages various investment vehicles that primarily invest in real estate related assets, including various wholly-owned REIT subsidiaries of the Fund or other investment companies affiliated with the Fund and a real estate focused closed-end interval fund overseen by the Board.

The Board considered that the proposed change to the Fund’s fundamental policy would provide the Fund the flexibility to make opportunistic investments in the real estate sector, where Highland has meaningful experience. There is no guarantee that any of the Fund’s investments in the real estate industry or otherwise will be successful or that the Fund will achieve its investment objectives.

The proposed change presents inherent risks, including that increasing the percentage of the Fund’s total assets that can be invested in the securities of issuers in the real estate industry increases the risk that the Fund will be adversely affected by events impacting the real estate industry. Additionally, a concentrated fund would be more significantly affected by events impacting the real estate industry than would a fund that was not so concentrated. Financial, economic, business, and other developments affecting issuers in the real estate industry will have a greater effect on the Fund, and if securities of the real estate industry fall out of favor, the Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification. Issuers principally engaged in the real estate industry, including REITs, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

For the above noted reasons, the Board recommends that shareholders of the Fund approve the following as a new fundamental investment policy for the Fund (the “New Policy”), replacing the Current Policy described above:

The Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the real estate industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions, and investments by the Fund in any such obligations for which the underlying collateral is real estate will count towards compliance with the 25% limitation; and (ii) notwithstanding this limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

For purposes of the above concentration policy, the Fund relies primarily on the MSCI Global Industry Classification Standard (GICS) Level 2 classification to define the real estate industry.

The Fund defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•

commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS’) and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by real estate operating companies (“REOCs”) and REITs;

•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);

•	REOCs;

•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);

•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);

•	real estate exchange traded funds (“ETFs”); and

•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

If shareholders approve the New Policy for the Fund, the New Policy will take effect shortly after the Annual Meeting. If shareholders do not approve the New Policy, the Fund will continue to operate with its current fundamental investment policy regarding concentration.

Potential Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.

Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf.

Members of the Fund’s management team also operate: (1) an externally managed publicly traded REIT (“NXRT”), that manages a portfolio of Class B, value add multifamily properties; (2) VineBrook Homes Trust, Inc., an externally managed private REIT that manages a portfolio of single-family housing properties in the Midwest U.S. (“VineBrook”); (3) NexPoint Hospitality Trust, an externally managed publicly traded REIT (“NHT”) listed on the TSX Venture Exchange, that manages a portfolio of hospitality assets located in the U.S; (4).a private REIT (NexPoint Real Estate Capital, LLC), which is wholly-owned by NHF, that originates preferred equity investments for entities that own real estate; (5) a private REIT (NexPoint Real Estate Opportunities, LLC), which is wholly-owned by NexPoint Strategic Opportunities Fund (“NHF”), that acquires direct interests in opportunistic real estate investments; (6) a private REIT (NRESF REIT Sub, LLC), which is wholly-owned by NexPoint Real Estate Strategies Fund (“NRESF”), that invests directly in real estate transactions or real estate operating companies; and (7) a private REIT (NexPoint Capital REIT, LLC), which is wholly-owned by NexPoint Capital Inc., that invests in both direct interests in opportunistic real estate investments and preferred equity investments for entities that own real estate.

If a potential investment is appropriate for either the Fund or another entity noted above, the Adviser and its affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered most appropriate, taking into account, among other considerations with respect to any real estate investments:

•	which fund has available cash (including availability under lines of credit) to acquire the investment;

•	whether there are any positive or negative income tax effects on any of the funds relating to the purchase;

•	whether the investment opportunity creates geographic, asset class or tenant concentration / diversification concerns for any of the funds;

•	how the investment size, potential leverage, transaction structure and anticipated cash flows affect each fund, including earnings and distribution coverage; and

•

whether one or more of the funds has an existing relationship with the tenant(s), operator, facility or system associated with the investment, or a significant geographic presence that would make the investment strategically more important.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in all such investment opportunities that are suitable for it. Please refer to the Fund’s prospectus for a description of risks associated with conflicts of interest.

Vote Required for Approval of Change to the Fund’s Fundamental Policy Regarding Concentration

Approval of the New Policy requires the affirmative vote of (i) 67% or more of the shares present at the Annual Meeting if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers that indicate on their proxies that they do not have discretionary authority to vote such shares as to the approval of the New Policy) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against the New Policy.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL POLICY REGARDING CONCENTRATION.

PROPOSAL 3

ADJOURNMENTS OF THE ANNUAL MEETING

If there are not sufficient votes at the time of the Annual Meeting cast in favor of Proposal 1 and/or Proposal 2, the persons named in the accompanying proxy may be asked to vote on whether to approve one or more adjournments to the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies. Any Proposal for which sufficient favorable votes have been received may (but need not) be acted upon and considered final and effective regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other Proposal that is properly before the Annual Meeting.

Vote Required for Adjournment

If submitted to a vote of shareholders, any adjournment with respect to one or more Proposals requires the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy and entitled to vote with respect to the matter or matters adjourned, whether or not a Quorum is present, and, if approved, such adjournment shall take place without further notice other than announcement at the Annual Meeting at which the adjournment is taken.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm located at 2121 N. Pearl Street, Suite 2000, Dallas, TX 75201, serves as the independent registered public accounting firm. The independent registered public accounting firm for the Fund during the fiscal years ended June 30, 2018, 2017, and 2016 was KPMG LLP (“KPMG”), located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111. Representatives of the Fund’s auditors will not be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

On September 28, 2018, the Fund dismissed KPMG as its independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the audit committee and by the full board of trustees of the Fund (the “Board”). On September 27, 2018, the Fund approved the appointment of PwC as the Fund’s independent registered public accounting firm.

KPMG’s audit reports on the Fund’s financial statements as of and for the years ended June 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its audit of the Fund as of June 30, 2018, KPMG concluded management’s review control over a certain hard-to-value security held by the Fund was not designed at an appropriate level of precision to assess the orderly nature of transactions involving the security and reasonableness and reliability of certain inputs to the fair value model for the security. In connection with this audit, KPMG advised the Fund of the need to expand significantly the scope of its audit. Although Management of the Fund initially disagreed with KPMG’s position, subsequent to KPMG’s dismissal, Management ultimately took the position that the transactions were orderly and revised certain non-observable inputs to the fair value model for the security.

Other than the disagreements and reportable events disclosed above, during the Fund’s years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v)

of Regulation S-K). The audit committee of the Fund discussed the subject matter of these disagreements and reportable events with KPMG. The Fund has authorized KPMG to respond fully to the inquiries of PwC concerning the subject matter of these disagreements and reportable events.

During the years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, neither Management, the Fund, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund, and no written report or oral advice was provided to the Fund by PwC that PwC concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided KPMG and PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K and requested that KPMG and PwC furnish the Fund with letters addressed to the SEC, pursuant to Item 304(a) containing any new information, clarification of the Fund’s expression of its view, or the respects in which it does not agree with the statements made by the Fund in response to Item 304(a). A copy of KPMG’s letter dated March 1, 2019 was filed as an exhibit to the Fund’s N-CSRS filed on March 8, 2019.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to KPMG in the Fund and Predecessor Fund’s last two fiscal years. One hundred percent (100%) of all services provided by KPMG to the Fund and the Predecessor Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by KPMG, and all non-audit services provided by KPMG to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to KPMG by the Fund during the fiscal year in which the non-audit services are provided. KPMG provided non-audit services to the Adviser during the Predecessor Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Predecessor Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. KPMG did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund or Predecessor Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser was compatible with maintaining KPMG’s independence.

	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2018
Audit Fees paid by Fund or Predecessor Fund	$163,835	$200,000
Audit-Related Fees paid by Fund or Predecessor Fund[1]	$0	$10,000
Tax Fees paid by Fund or Predecessor Fund[2]	$0	$6,896
All Other Fees paid by Fund or Predecessor Fund	$2,159	$0
Aggregate Non-Audit Fees paid by Fund or Predecessor Fund and Adviser	$65,724	$3,560

[1]	The nature of the services related to agreed-upon procedures, performed on the Fund or Predecessor Fund’s semi-annual financial statements.
[2]	The nature of the services related to assistance on the Fund or Predecessor Fund’s tax returns and excise tax calculations.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Predecessor Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG in connection with statutory and regulatory filings. These services also include the required audits of the Predecessor Fund’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Predecessor Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Annual Report dated June 30, 2018 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above described June 30, 2018 audited financial statements with management and with KPMG. The Audit Committee has also discussed with KPMG the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with KPMG, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Predecessor Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from KPMG required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by KPMG to the Predecessor Fund are compatible with maintaining KPMG’s independence, and has discussed with KPMG its independence of the Predecessor Fund.

The Audit Committee discussed with KPMG the overall scope and plans for the audit. The Audit Committee met with KPMG to discuss the results of their audit, their evaluations of the Predecessor Fund’s internal controls and the overall quality of the Predecessor Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this proxy statement and in the Audit Committee’s Charter, the Predecessor Fund’s Audit Committee recommended to the Predecessor Fund’s Board (and the Predecessor Fund’s Board has approved) that the Predecessor Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended June 30, 2018 and filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Predecessor Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Predecessor Fund’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Ethan Powell, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2020 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than January 28, 2020 for inclusion in the Fund’s proxy statement and proxy card relating to the 2020 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2020 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by January 28, 2020, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at (800) 357-9167.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S SEMI-ANNUAL REPORT DATED DECEMBER 31, 2018 AND THE PREDECESSOR FUND’S ANNUAL REPORT DATED JUNE 30, 2018 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE (800) 357-9167.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas

May 8, 2019

PROXY CARD
HIGHLAND FLOATING RATE OPPORTUNITIES FUND Annual Meeting of Shareholders – June 14, 2019 Proxy Solicited on Behalf of the Board of Trustees

The undersigned holder of shares of Highland Floating Rate Opportunities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Frank Waterhouse and Jason Post, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 Crescent Court, Crescent Club, Dallas, TX 75201, on June 14, 2019, at 8:30 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

	SIGNATURE	DATE

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at (800) 347-4826. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
	SIGNATURE (if held jointly)	DATE

Title – if a corporation, partnership or other entity

IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

THREE OPTIONS FOR VOTING YOUR PROXY
1. Internet

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER
2. Telephone	Simply dial toll-free (800) 347-4826 and have this proxy card available at the time of the call. You will need the control number found in the box at the right at the time you execute your vote.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2019

The proxy statement for this meeting is available at: www.proxyonline.com/docs/highlandfrof2019.pdf

TAG ID:	BAR CODE	CUSIP: 43010E404

HIGHLAND FLOATING OPPORTUNITIES RATE FUND	PROXY CARD

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND APPLICABLE FEDERAL SECURITIES LAWS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK ONE BOX FOR EACH ITEM IN BLUE OR BLACK INK.                                            Example:  ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS BELOW.

PROPOSALS:

1. To elect each of Ethan Powell and Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2022 Annual Meeting or until his successor is duly elected and qualifies (“Proposal 1”); and
	FOR	WITHHOLD

1a. Ethan Powell	☐	☐

1b. Bryan A. Ward	☐	☐

	FOR	AGAINST	ABSTAIN

2. To approve a change to the Fund’s fundamental policy regarding concentration such that that the Fund will invest, at least 25% of the value of its total assets in the real estate industry (“Proposal 2”);	☐	☐	☐

	FOR	AGAINST	ABSTAIN

3. To approve one or more adjournments to the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of Proposal 1 and/or Proposal 2 (“Proposal 3”); and	☐	☐	☐

4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 43010E404